SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -----------

                                   FORM 8 - K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                January 29, 2003

                     DEFAULT PROOF CREDIT CARD SYSTEM, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Florida
                          (State or other Jurisdiction)
                       Of Incorporation or Organization)


     0-17114                                         59-2686523
(Commission File No.)                   (I.R.S. Employer Identification Number)

                                1545 Miller Road
                        Coral Gables, Florida  33146-2309
               (Address of Principal Executive Offices) (Zip Code)

                         Registrant's Telephone Number,
                      including Area Code: (305) 666-1460

Item 5.

     On January 15, 2003 in the United  States  District  Court for the Southern
District  of  Florida   DEFAULT  PROOF  CREDIT  CARD  SYSTEM,   INC.  a  Florida
corporation, Plaintiff, through counsel, filed Case Number: 03-20094 v. HOME DEPOT U.S.A, INC. d/b/a THE HOME DEPOT, a Delaware corporation, SAM'S EAST,INC. d/b/a SAM'S CLUB, an Arkansas corporation, STARBUCKS COFFEE COMPANY a/k/a STARBUCKS CORPORATION, a Washington corporation, URBAN COFFEE OPPORTUNITIES, LLC d/b/a STARBUCKS COFFEE, a Washington corporation, WAL-MART STORES, INC. a Delaware corporation, and WAL-MART STORES EAST. LP d/b/a WAL-MART a Delaware corporation, Defendants.

     This a claim for patent infringement arising under the patent laws of the United States, Title 35 of the United States Code.




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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on its behalf by the undersigned hereunto duly authorized.

                                        DEFAULT PROOF CREDIT CARD SYSTEM, INC.


Date: January 29th., 2003               By:  /s/  VINCENT CUERVO
                                           -----------------------------------
                                           Vincent Cuervo
                                           Chief Executive Officer




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